Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 24, 2025, with respect to the consolidated financial statements included in the Annual Report of Apartment Investment and Management Company on Form 10-K for the year ended December 31, 2024. We consent to the incorporation by reference of said reports in the Registration Statements of Apartment Investment and Management Company on Forms S-3 (Form S-3 (No. 333-20755), Form S-3 (No. 333-69121), Form S-3 (No. 333-36531), Form S-3 (No. 333-50742), Form S-3 (No. 333-64460), Form S-3 (No. 333-92743), Form S-3 (No. 333-71002), Form S-3 (No. 333-101735), Form S-3 (No. 333-17431), Form S-3 (No. 333-77067), Form S-3 (No. 333-31718), Form S-3 (No. 333-52808), Form S-3 (No. 333-73162), Form S-3 (No. 333-47201), Form S-3ASR (No. 333-236779), Form S-3 (No.333-36537), Form S-3 (No. 333-81689), Form S-3 (No. 333-85844), Form S-3 (No. 333-08997), Form S-3 (No. 333-75109), Form S-3 (No. 333-77257), Form S-3 (No. 333-130735), Form S-3 (No. 333-150342), Form S-3 (No. 333-828), Form S-3 (No. 333-4546), Form S-3/A (No. 333-86200), and on Forms S-8 (Form S-8 (No. 333-142466), Form S-8 (No.333-207826), Form S-8 (No. 333-225037), Form S-8 (No. 333-269084), Form S-8 (No. 333-207828)).

/s/ GRANT THORNTON LLP

Denver, Colorado

February 24, 2025

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements listed below and in the related Prospectuses of our report dated February 26, 2024 (except for Note 14, as to which the date is February 24, 2025), with respect to the consolidated financial statements of Apartment Investment and Management Company included in this Annual Report (Form 10-K) of Apartment Investment and Management Company for the year ended December 31, 2024.

Form S-3 (No. 333-20755)	Form S-3 (No. 333-81689)
Form S-3 (No. 333-69121)	Form S-3 (No. 333-85844)
Form S-3 (No. 333-36531)	Form S-3 (No. 333-08997)
Form S-3 (No. 333-50742)	Form S-3 (No. 333-75109)
Form S-3 (No. 333-64460)	Form S-3 (No. 333-77257)
Form S-3 (No. 333-92743)	Form S-8 (No. 333-142466)
Form S-3 (No. 333-71002)	Form S-8 (No. 333-207826)
Form S-3 (No. 333-101735)	Form S-3 (No. 333-130735)
Form S-3 (No. 333-17431)	Form S-3 (No. 333-150342)
Form S-3 (No. 333-77067)	Form S-8 (No. 333-225037)
Form S-3 (No. 333-31718)	Form S-8 (No. 333-269084)
Form S-3 (No. 333-52808)	Form S-8 (No. 333-207828)
Form S-3 (No. 333-73162)	Form S-3 (No. 333-828)
Form S-3 (No. 333-47201)	Form S-3 (No. 333-4546)
Form S-3ASR (No. 333-236779)	Form S-3/A (No. 333-86200)
Form S-3 (No. 333-36537)

/s/ Ernst and Young LLP

Denver, Colorado

February 24, 2025